[American Funds(sm)]

The right choice for the long term(sm)


AMCAP FUND

[photograph of a man looking through a hand-held telescope, blurred photograph of a man walking, and blurred photograph of an electronic ticker]


SEMI-ANNUAL REPORT
FOR THE SIX MONTHS ENDED AUGUST 31, 2001


AMCAP Fund(r) is one of the 29 American Funds,(sm) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

AMCAP Fund seeks long-term growth of capital by investing in growing, profitable companies.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge), unless otherwise indicated. Here are returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2001 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge:

                                                    Total            Average Annual
                                                    Return           Compound Return
CLASS A SHARES
reflecting 5.75% maximum sales charge
One Year                                            -20.40%          -
Five Years                                          +85.53%          +13.16%
Ten Years                                           +237.08%         +12.92%

Results for other share classes can be found on page 19.

Please see back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

A common link: You may have noticed a new American Funds logo in the upper left corner of the cover. The interlocking boxes have been adopted by American Funds and all The Capital Group Companies(sm) to signify our common commitment to helping our mutual fund shareholders and institutional clients meet their investment goals.


FELLOW SHAREHOLDERS:

On September 11, our nation was shocked and saddened by terrorist attacks. All of us at American Funds extend our deepest sympathies to everyone affected by the tragedy, especially the families and friends of the victims.

The events occurred 11 days after the first half of our fiscal year ended on August 31, causing the New York Stock Exchange to close for four days, its longest closure since World War I. Since then, stock markets have fallen further and the economy, which was already teetering on the brink of recession, has slowed even more.

SIX MONTH RESULTS

AMCAP proved again that investing in quality growth companies when their stocks are at reasonable prices can be beneficial. For the six months ended August 31, 2001, the value of the fund's holdings declined 3.4%. Although any loss is disappointing, the fund's results compared favorably with those of many other growth funds, which reported sizable losses. AMCAP outpaced two of the three benchmarks we use to assess its results. The unmanaged Standard & Poor's 500 Composite Index fell 8.0% over the same period, while the Lipper Multi-Cap Core Funds Index, which tracks mutual funds that invest in a wide variety of companies of different sizes, declined 6.8%. Standard & Poor's 400 MidCap Index, which monitors medium-sized stocks, fell 0.2%.

                                                                                                Lifetime
                                                                                                Average Annual
                                                  Six Months              One Year              Compound Returns
TOTAL RETURNS*                                    3/1/01-8/31/01          9/1/00-8/31/01        5/1/67-8/31/01
AMCAP Fund                                        -3.42%                  -9.00%                +13.37%
Lipper Multi-Cap Core Funds Index                 -6.84                   -22.66                +10.76
S&P 500 Composite Index                           -7.99                   -24.39                +11.30
S&P 400 MidCap Index                              -0.19                   -8.13                 N/A

*With dividends reinvested


WHAT HELPED THE FUND'S RESULTS

A mix of stocks in different industry groups helped the fund in the six months. They included AutoZone, a major retailer of automotive parts and accessories (+82.9%); Concord EFS, a provider of ATM and electronic processing services (+13.4%); and Lowe's, one of America's largest home improvement retailers (+33.1%).

In addition, a generous holding of interest-bearing cash and short-term securities helped the fund withstand the market decline. At the end of the six months, AMCAP had 22.2% of its total portfolio in such instruments.


WHAT HURT THE FUND'S RESULTS

After a long period of successful results, media companies were among the stocks that hurt the fund's return in the recent six months. Of our ten largest companies, the three affiliated with media, broadcasting and advertising were affected by concerns over slowing revenue growth, increasing consolidation and discouraging Internet profits. They were Viacom, a media conglomerate involved in movies, television and radio stations, which is our largest holding (-14.7%); AOL Time Warner, a media-communications conglomerate combining Internet services with film, TV, cable and publishing (-15.2%); and Interpublic, parent of several large global advertising agencies (-28.0%).

Technology companies were still impacted by excess capacity, an inventory glut and cuts in capital spending. During the six months, the technology-heavy Nasdaq Index declined 16.1%. AMCAP's technology holdings were mixed. Tech Data (+33.8%), SCI Systems (+19.7%) and Analog Devices (+28.1%) helped, while Solectron (-50.1%), Cisco Systems (-31.1%) and National Instruments (-35.5%) hurt.

The fund paid a small capital gain distribution during the six months and we expect to pay another small one in December. We are always mindful of the taxes that our shareholders pay on capital gain distributions. The fund's basic philosophy of investing in quality companies at reasonable prices and holding them for the long term helps keep turnover low, limiting the amount of gains realized in any period. Careful portfolio management means, however, that securities will be sold when it is appropriate to do so for investment reasons.


LOOKING TO THE FUTURE

We have great faith in the long-term future of the United States. Short-term events are certainly not favorable, but we continue to look for investment opportunities in companies with such attributes as strong management, effective customer service, a sustainable competitive edge, participation in a growing market and a history of above-average earnings and revenue increases. In times like these, our focus on careful research and company-by-company stock selection is more important than ever.

Our large cash position gives us the flexibility to invest in some of our favorite growth companies if their stocks reach attractive valuations in a market decline. We recommend that shareholders look beyond the short term and focus on the long-term potential of our fund.

We look forward to reporting to you again next spring.

Cordially,

/s/ R. Michael Shanahan
R. Michael Shanahan
Chairman of the Board

/s/ Claudia P. Huntington
Claudia P. Huntington
President

October 12, 2001

[pie charts]

Amcap Fund, Inc.
Investment Portfolio, August 31, 2001


                                                  Percent
                                                   of Net
Five Largest Industry Holdings                     Assets

Commercial Services & Supplies                     10.23%
Media                                                 9.08
Semiconductor Equipment & Products                    6.74
Diversified Financials                                6.39
Specialty Retail                                      3.90
Other Industries                                     41.41
Cash & Equivalents                                   22.25

Amcap Fund, Inc.
Investment Portfolio, August 31, 2001


                                                  Percent
                                                   of Net
Ten Largest Equity Holdings                        Assets

Viacom                                              2.46%
Medtronic                                             2.35
USA Education                                         2.09
Fannie Mae                                            2.09
AOL Time Warner                                       2.07
Concord EFS                                           1.75
Robert Half International                             1.66
Philip Morris                                         1.58
Interpublic Group                                     1.54
Sabre Holdings                                        1.52

 [end charts]


Amcap Fund, Inc.
Investment Portfolio, August 31, 2001

                                                                                                             Unaudited

                                                                                    Number of       Market     Percent
                                                                                       Shares        Value      of Net
Equity Securities (common stocks)                                                                    (000)      Assets
COMMERCIAL SERVICES & SUPPLIES  -  10.23%
Concord EFS, Inc.  (1)                                                               2,500,000   $  131,175       1.75%
Robert Half International Inc.  (1)                                                  5,000,000      124,450        1.66
Sabre Holdings Corp., Class A  (1)                                                   2,700,000      113,886        1.52
Avery Dennison Corp.                                                                 1,250,000       64,262         .86
Paychex, Inc.                                                                        1,600,000       59,312         .79
Pitney Bowes Inc.                                                                    1,275,000       55,450         .74
Ceridian Corp. (new) (1)                                                             2,691,100       52,342         .70
DeVry Inc.  (1)                                                                        975,000       32,009         .43
ServiceMaster Co.                                                                    2,730,200       31,943         .43
IMS Health Inc.                                                                        900,000       23,958         .32
Apollo Group, Inc., Class A  (1)                                                       552,950       21,770         .29
Ionics, Inc.  (1)                                                                      700,000       19,551         .26
Arbitron Inc. (a spinoff of Ceridian Corp.) (1)                                        520,060       15,316         .20
First Data Corp.                                                                       150,000        9,877         .13
Equifax Inc.                                                                           250,000        6,507         .09
Certegy Inc.  (1)                                                                      125,000        4,295         .06


MEDIA  -  9.08%
Viacom Inc., Class B (1)                                                             4,349,200      184,406        2.46
AOL Time Warner Inc. (1)                                                             4,147,500      154,909        2.07
Interpublic Group of Companies, Inc.                                                 4,245,300      114,963        1.54
Clear Channel Communications, Inc.  (1)                                              1,493,200       75,063        1.00
Liberty Media Corp., Class A (formerly AT&T                                          4,600,000       69,920         .94
 Corp. Liberty Media Group) (1)
Comcast Corp., Class A, special stock  (1)                                           1,500,000       54,945         .73
Walt Disney Co.                                                                      1,000,000       25,430         .34
Harte-Hanks, Inc.                                                                       11,900          284         .00


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  6.74%
Texas Instruments Inc.                                                               3,050,000      100,955        1.35
Maxim Integrated Products, Inc.  (1)                                                 1,638,200       75,701        1.01
Altera Corp.  (1)                                                                    2,450,000       69,580         .93
Applied Materials, Inc.  (1)                                                         1,400,000       60,326         .81
PMC-Sierra, Inc.  (1)                                                                1,856,000       57,072         .76
Linear Technology Corp.                                                              1,300,000       53,404         .71
Xilinx, Inc.  (1)                                                                      943,300       36,826         .49
Analog Devices, Inc.  (1)                                                              650,000       31,057         .42
Intel Corp.                                                                            700,000       19,572         .26


DIVERSIFIED FINANCIALS  -  6.39%
USA Education Inc.                                                                   1,980,000      156,836        2.09
Fannie Mae                                                                           2,051,000      156,307        2.09
Providian Financial Corp.                                                            2,411,800       94,205        1.26
Freddie Mac                                                                            800,000       50,304         .67
Capital One Financial Corp.                                                            375,000       20,854         .28


SPECIALTY RETAIL  -  3.90%
Lowe's Companies, Inc.                                                               2,970,000      110,484        1.48
AutoZone, Inc.  (1)                                                                  2,000,000       92,400        1.23
Gap, Inc.                                                                            3,380,000       66,417         .89
Staples, Inc.  (1)                                                                   1,500,000       22,575         .30


PHARMACEUTICALS  -  3.27%
Bristol-Myers Squibb Co.                                                             1,350,000       75,789        1.01
Pfizer Inc                                                                           1,418,200       54,331         .73
Medicis Pharmaceutical Corp., Class A  (1)                                             900,000       44,199         .59
Schering-Plough Corp.                                                                  800,000       30,504         .41
Johnson & Johnson (acquired ALZA Corp.)                                                370,200       19,513         .26
Forest Laboratories, Inc.  (1)                                                         230,000       16,792         .22
Pharmacia Corp.                                                                        100,000        3,960         .05


SOFTWARE  -  3.25%
Microsoft Corp.  (1)                                                                 1,530,000       87,286        1.17
National Instruments Corp.  (1)                                                      1,412,500       44,310         .59
Intuit Inc.  (1)                                                                     1,000,000       37,780         .51
Macromedia, Inc.  (1)                                                                2,000,000       27,860         .37
HNC Software Inc.  (1)                                                               1,280,000       27,021         .36
Cadence Design Systems, Inc.  (1)                                                      500,000       10,990         .15
Computer Associates International, Inc.                                                250,000        7,762         .10


MULTILINE RETAIL  -  3.11%
Dollar General Corp.                                                                 5,978,500      103,129        1.38
Kohl's Corp.  (1)                                                                    1,740,000       96,570        1.29
Big Lots, Inc. (formerly Consolidated Stores Corp.)  (1)                             3,145,312       33,340         .44


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  2.90%
SCI Systems, Inc. (1)                                                                2,600,000       63,700         .85
Sanmina Corp.  (1)                                                                   2,850,000       51,329         .69
Jabil Circuit, Inc.  (1)                                                             1,312,000       30,320         .40
Rogers Corp.  (1)                                                                      750,000       22,088         .30
Tech Data Corp.  (1)                                                                   500,000       20,450         .27
Symbol Technologies, Inc.                                                            1,365,000       18,428         .25
Solectron Corp.  (1)                                                                   400,000        5,440         .07
CTS Corp.                                                                              250,000        5,128         .07


HEALTH CARE EQUIPMENT & SUPPLIES  -  2.88%
Medtronic, Inc.                                                                      3,860,000      175,784        2.35
Becton, Dickinson and Co.                                                              800,000       28,744         .38
Guidant Corp.  (1)                                                                     315,300       11,389         .15


BANKS  -  2.55%
Wells Fargo & Co.                                                                    1,700,000       78,217        1.04
M&T Bank Corp.                                                                         959,230       69,688         .93
Bank of America Corp.                                                                  700,000       43,050         .58


WIRELESS TELECOMMUNICATION SERVICES  -  2.17%
Western Wireless Corp., Class A  (1)                                                 3,259,000      100,801        1.35
Nextel Communications, Inc., Class A  (1)                                            3,180,000       38,414         .51
AT&T Wireless Services, Inc. (1)                                                     1,500,000       23,250         .31


INSURANCE  -  1.94%
American International Group, Inc.                                                   1,101,562       86,142        1.15
Reinsurance Group of America, Inc.                                                     865,200       31,926         .42
Mercury General Corp.                                                                  700,000       27,510         .37


DIVERSIFIED TELECOMMUNICATION SERVICES  -  1.91%
CenturyTel, Inc.                                                                     2,900,000      101,645        1.36
ALLTEL Corp.                                                                           550,000       31,900         .42
WorldCom, Inc. - WorldCom Group (formerly WorldCom, Inc.) (1)                          750,000        9,645         .13


HOTELS, RESTAURANTS & LEISURE  -  1.85%
Brinker International, Inc.  (1)                                                     1,725,000       45,885         .61
Carnival Corp.                                                                       1,300,000       40,664         .55
Anchor Gaming  (1)                                                                     700,000       37,415         .50
Papa John's International, Inc.  (1)                                                   560,000       14,140         .19


TOBACCO  -  1.58%
Philip Morris Companies Inc.                                                         2,500,000      118,500        1.58


COMPUTERS & PERIPHERALS  -  1.53%
International Business Machines Corp.                                                  250,000       25,000         .33
Lexmark International, Inc., Class A  (1)                                              463,300       24,115         .32
Hewlett-Packard Co.                                                                    800,000       18,568         .25
EMC Corp.  (1)                                                                       1,150,000       17,779         .24
Compaq Computer Corp.                                                                  900,000       11,115         .15
Electronics for Imaging, Inc.  (1)                                                     525,000       10,742         .14
Dell Computer Corp.  (1)                                                               211,200        4,515         .06
Gateway, Inc.  (1)                                                                     300,000        2,691         .04


COMMUNICATIONS EQUIPMENT  -  1.32%
Cisco Systems, Inc.  (1)                                                             5,129,300       83,761        1.12
Corning Inc.                                                                         1,250,000       15,013         .20


PERSONAL PRODUCTS  -  0.96%
Avon Products, Inc.                                                                  1,560,000       71,963         .96


MACHINERY  -  0.88%
Parker Hannifin Corp.                                                                  833,700       36,683         .49
Illinois Tool Works Inc.                                                               250,000       15,628         .21
Dover Corp.                                                                            376,000       13,506         .18


FOOD & DRUG RETAILING  -  0.79%
Walgreen Co.                                                                         1,000,000       34,350         .46
Albertson's, Inc.                                                                      700,000       24,493         .33


CHEMICALS  -  0.76%
Cambrex Corp.                                                                        1,270,000       56,858         .76


HEALTH CARE PROVIDERS & SERVICES  -  0.73%
Cardinal Health, Inc.                                                                  466,883       34,054         .46
Patterson Dental Co.  (1)                                                              600,000       20,574         .27


OFFICE ELECTRONICS  -  0.72%
Zebra Technologies Corp., Class A  (1)                                               1,150,000       53,843         .72


TEXTILES & APPAREL  -  0.65%
NIKE, Inc., Class B                                                                    969,700       48,485         .65


AIRLINES  -  0.64%
Southwest Airlines Co.                                                               2,685,000       48,035         .64


ENERGY EQUIPMENT & SERVICES  -  0.53%
Schlumberger Ltd.                                                                      802,700       39,332         .53


INTERNET SOFTWARE & SERVICES  -  0.45%
Yahoo! Inc.  (1)                                                                     2,155,600       25,565         .34
Retek Inc.  (1)                                                                        295,000        8,254         .11


BEVERAGES  -  0.21%
Robert Mondavi Corp., Class A  (1)                                                     366,700       15,493         .21


BIOTECHNOLOGY  -  0.18%
Genentech, Inc.  (1)                                                                   300,000       13,770         .18


AIR FREIGHT & COURIERS  -  0.11%
Atlas Air Worldwide Holdings, Inc. (1)                                                 600,000        8,304         .11


CONTAINERS & PACKAGING  -  0.07%
Sealed Air Corp.  (1)                                                                  125,000        5,023         .07


MISCELLANEOUS  -  3.47%
Other equity securities in initial period of acquisition                                            260,210        3.47
TOTAL EQUITY SECURITIES (cost: $4,462,242,000)                                                    5,821,348       77.75



                                                                                    Principal
                                                                                       Amount
Short-Term Securities                                                                   (000)

Corporate Short-Term Notes  -  7.69%
E.I. DuPont de Nemours & Co. 3.47%-3.75% due 9/7-9/19/2001                            $ 50,000       49,938         .67
J.P. Morgan Chase & Co. 3.47%-3.58% due 10/1-10/16/2001                                 50,000       49,814         .67
American Express Credit Corp. 3.54% due 10/9/2001                                       50,000       49,808         .67
International Lease Finance Corp. 3.39%-3.43%                                           50,000       49,762         .67
 due 10/12-10/23/2001
Walt Disney Co. 3.82% due 11/9/2001                                                     50,000       49,650         .66
Verizon Network Funding Corp. 3.44%-3.60% due 9/21-10/24/2001                           49,700       49,519         .66
Household Finance Corp. 3.74%-3.75% due 9/10-9/11/2001                                  47,500       47,448         .63
IBM Credit Corp. 3.45% due 9/25/2001                                                    40,000       39,904         .53
Knight-Ridder Inc. 3.47%-3.74% due 9/4-9/21/2001                                        39,300       39,239         .52
Citicorp 3.53% due 9/19/2001                                                            35,000       34,935         .47
General Electric Capital Corp. 3.74%-3.83% due 9/4-10/5/2001                            30,900       30,846         .41
Merck & Co., Inc. 3.47%-3.60% due 9/6-9/17/2001                                         30,000       29,972         .40
Alcoa Inc. 3.47% due 9/21/2001                                                          30,000       29,939         .40
American General Finance Corp. 3.44% due 10/15/2001                                     25,000       24,892         .33


Federal Agency Discount Notes  -  13.91%
Fannie Mae 3.36%-3.87% due 9/20-11/21/2001                                             347,750      346,358        4.63
Federal Home Loan Banks 3.48%-3.89% due 9/5-10/31/2001                                 318,572      317,710        4.24
Freddie Mac 3.43%-3.86% due 9/4-11/21/2001                                             318,914      317,643        4.24
Federal Farm Credit Bank 3.32% due 11/20/2001                                           35,100       34,839         .47
Sallie Mae 3.726% due 12/20/2001 (2)                                                    25,000       25,003         .33


U.S. Treasuries  -  0.62%
U.S. Treasury Bills 3.36%-3.44% due 11/1-12/13/2001                                     46,700       46,393         .62
TOTAL SHORT-TERM SECURITIES (cost: $1,663,459,000)                                                1,663,612       22.22


TOTAL INVESTMENT SECURITIES (cost: $6,125,701,000)                                                7,484,960       99.97
Excess of cash and receivables over payables                                                          1,922         .03

NET ASSETS                                                                                       $7,486,882     100.00%

(1) Non-income-producing security.
(2) Coupon rate may change periodically.

See Notes to Financial Statements

EQUITY SECURITIES APPEARING IN THE PORTFOLIO
SINCE FEBRUARY 28, 2001

ALLTEL
Altera
Anchor Gaming
AT&T Wireless Services
Atlas Air
Certergy
Comcast
Corning
DeVry
EMC
First Data
Macromedia
Nextel Communications
Paker Hannifin
Rogers
Schering-Plough
Symbol Technologies
Xilinx
Zebra Technologies


EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO
SINCE FEBRUARY 28, 2001

Affiliated Computer Services
Cendant
Circuit City Stores
Elcor
Millipore
MSC Industrial Direct
Mutual Risk Management
Northern Turst
Palm
PepsiCo
Quitiles Transnational
Qwest Communications
RPM
Tower Automotive
Universal Health Services
Ventiv Health
Watson Pharmaceutical

AMCAP FUND, INC.
Financial statements

STATEMENT OF ASSETS AND LIABILITIES                                            (Unaudited)
at August 31, 2001                                            (dollars in       thousands)
Assets:
Investment securities at market
 (cost: $6,125,701)                                                             $7,484,960
Cash                                                                                   177
Receivables for -
 Sales of investments                                             $28,253
 Sales of fund's shares                                            13,477
 Dividends and interest                                             3,770           45,500
                                                                                 7,530,637

Liabilities:
Payables for -
 Purchases of investments                                          31,855
 Repurchases of fund's shares                                       4,740
 Management services                                                2,347
 Other expenses                                                     4,813           43,755
Net Assets at August 31, 2001                                                   $7,486,882

 Total authorized capital stock - 500,000,000
 shares, $1.00 par value
 Class A shares:
  Net assets                                                                    $7,316,142
  Shares outstanding                                                           454,133,271
  Net asset value per share                                                         $16.11
 Class B shares:
  Net assets                                                                       $96,394
  Shares outstanding                                                             6,044,832
  Net asset value per share                                                         $15.95
 Class C shares:
  Net assets                                                                       $34,302
  Shares outstanding                                                             2,155,308
  Net asset value per share                                                         $15.92
 Class F shares:
  Net assets                                                                       $40,044
  Shares outstanding                                                             2,488,332
  Net asset value per share                                                         $16.09

See Notes to Financial Statements

STATEMENT OF OPERATIONS                                                        (Unaudited)
for the six months ended August 31, 2001                      (dollars in       thousands)
Investment Income:
Income:
 Interest                                                         $19,054
 Dividends                                                         34,494          $53,548

Expenses:
 Management services fee                                           13,732
 Distribution expenses - Class A                                    8,405
 Distribution expenses - Class B                                      342
 Distribution expenses - Class C                                       72
 Distribution expenses - Class F                                       18
 Transfer agent fee - Class A                                       3,043
 Transfer agent fee - Class B                                          34
 Administrative services fees - Class C                                36
 Administrative services fees - Class F                                19
 Reports to shareholders                                              232
 Registration statement and prospectus                                397
 Postage, stationery and supplies                                     522
 Directors' fees                                                       (5)
 Auditing and legal fees                                               58
 Custodian fee                                                         62
 Taxes other than federal income tax                                  105
 Other expenses                                                        16           27,088
Net investment income                                                               26,460

Realized Gain and Unrealized
 Depreciation on Investments:
Net realized gain                                                                  119,354
Net unrealized depreciation on
 Investments                                                                      (415,544)
 Net realized gain and
  unrealized depreciation
  on investments                                                                  (296,190)
Net Decrease in Net Assets Resulting
 from Operations                                                                  (269,730)

See Notes to Financial Statements

Notes to financial statements                         (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION - AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in growing, profitable companies.

The fund offers four classes of shares as described below:

 Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstanes where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices for secuirties of comparable maturity, quality, and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Class allocations - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of August 31, 2001, the cost of investment securities, for federal income tax reporting purposes was $6,127,349,000.

Net unrealized appreciation on investments, aggregated $1,357,611,000; $1,842,613,000 related to appreciated securities and $485,002,000 related to depreciated securities. For the six months ended August 31, 2001, the fund realized tax basis net capital gains of $112,714,000.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES
INVESTMENT ADVISORY FEE - The fee of $13,732,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which certain officers and Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.485% per annum of the first $1 billion of daily net assets decreasing to 0.310% of such assets in excess of $8 billion. For the six months ended August 31, 2001, the management services fee was equivalent to an annualized rate of 0.359% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the six months ended August 31, 2001, aggregate distribution expenses were $8,405,000, or 0.22% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the six months ended August 31, 2001, aggregate distribution expenses were $342,000, or 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended August 31, 2001, aggregate distribution expenses were $72,000, or 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended August 31, 2001, aggregate distribution expenses were $18,000, or 0.25% of average daily net assets attributable to Class F shares.

As of August 31, 2001, aggregate distribution expenses payable to AFD for all share classes were $3,461,000.

AFD received $1,534,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the six months ended August 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $3,077,000 was incurred during the six months ended August 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of August 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $501,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended August 31, 2001, total fees under the agreement were $55,000. As of August 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $15,000.

DEFERRED DIRECTORS'FEES - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of August 31, 2001, the cumulative amount of these liabilities was $777,000. Directors' fees during the six months ended August 31, 2001, were ($5,000), comprised of $75,000 in current fees (either paid in cash or deferred), and $80,000, representing the net decrease in the value of deferred compensation.

AFFILIATED DIRECTORS AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $953,994,000 and $800,767,000, respectively, during the six months ended August 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the six months ended August 31, 2001, the custodian fee of $62,000 includes $5,000 that was paid by these credits rather than in cash.

For the six months ended August 31, 2001, the fund reclassified $8,750,000 from undistributed net investment income to additional paid-in capital to reflect permanent differences between book and tax reporting.

As of August 31, 2001, net assets consisted of the following:

                                                           (dollars in thousands)
Capital paid in on shares of capital stock                                $5,992,438
Undistributed net investment income                                           25,616
Undistributed net realized gain                                              109,569
Net unrealized appreciation                                                1,359,259
Net assets                                                                $7,486,882



Capital share transactions in the fund were as follows:



                                                                                  August 31,                     February 28,
                                                                 Six months              2001     Year ended              2000
                                                               Amount (000)           Shares    Amount (000)           Shares
Class A Shares:
  Sold                                                           $  603,850       35,436,208      $1,001,085       53,407,065
  Reinvestment of dividends and distributions                       231,616       13,770,291         864,420       48,068,608
  Repurchased                                                      (427,216)     (25,208,507)     (1,023,261)     (53,992,624)
   Net increase  in Class A                                         408,250       23,997,992         842,244       47,483,049
Class B Shares: (1)
  Sold                                                               63,785        3,772,652          46,993        2,543,251
  Reinvestment of dividends and distributions                         2,385          142,991           2,056          116,382
  Repurchased                                                        (4,588)        (275,328)         (4,586)        (255,116)
   Net increase in Class B                                           61,582        3,640,315          44,463        2,404,517
Class C Shares: (2)
  Sold                                                               36,267        2,149,423             -                -
  Reinvestment of dividends and distributions                           563           33,789             -                -
  Repurchased                                                          (467)         (27,904)            -                -
   Net increase  in Class C                                          36,363        2,155,308             -                -
Class F Shares: (2)
  Sold                                                               43,434        2,544,893             -                -
  Reinvestment of dividends and distributions                           562           33,407             -                -
  Repurchased                                                        (1,530)         (89,968)            -                -
   Net increase  in Class F                                          42,466        2,488,332             -                -
Total Net Increase in Fund                                       $  548,661       32,281,947      $  886,707       49,887,566

(1) Class B shares were not offered
before March 15, 2000.
(2) Class C and Class F shares were not
offered before March 15, 2001.

Per-Share Data and Ratios

                                                                       Six months
                                                                            ended
                                                                       August 31, Year ended           February 28 or 29
Class A                                                              2001 (1),(2)              2001                  2000
Net Asset Value, Beginning of Period                                       $17.24           $19.00                $17.84

 Income from Investment Operations :
  Net investment income                                                   .07 (3)          .22 (3)                   .13
  Net gains (losses) on securities                                      (.63) (3)          .38 (3)                  3.61
 (both realized and unrealized)
   Total from investment operations                                          (.56)             .60                  3.74
 Less Distributions :
  Dividends (from net investment income)                                        -             (.10)                 (.10)
  Distributions (from capital gains)                                         (.57)           (2.26)                (2.48)
   Total distributions                                                       (.57)           (2.36)                (2.58)
Net Asset Value, End of Period                                             $16.11           $17.24                $19.00
Total Return (4)                                                           (3.42)%            3.03%                22.30%
Ratios/Supplemental Data:
 Net assets, end of period (in millions)                                   $7,316           $7,417                $7,270
 Ratio of expenses to average net assets                                 .70% (5)              .67%                  .68%
 Ratio of net income to average net assets                               .73% (5)             1.18%                  .72%




                                                                     1999               1998                1997
Net Asset Value, Beginning of Period                                       $16.93           $14.60                $14.40

 Income from Investment Operations :
  Net investment income                                                       .12              .10                   .12
  Net gains (losses) on securities                                           3.21             4.80                  1.51
 (both realized and unrealized)
   Total from investment operations                                          3.33             4.90                  1.63
 Less Distributions :
  Dividends (from net investment income)                                     (.13)            (.10)                 (.12)
  Distributions (from capital gains)                                        (2.29)           (2.47)                (1.31)
   Total distributions                                                      (2.42)           (2.57)                (1.43)
Net Asset Value, End of Period                                             $17.84           $16.93                $14.60
Total Return (4)                                                            21.07%           36.97%                11.74%
Ratios/Supplemental Data:
 Net assets, end of period (in millions)                                   $5,939           $4,891                $3,807
 Ratio of expenses to average net assets                                      .67%             .68%                  .69%
 Ratio of net income to average net assets                                    .70%             .62%                  .81%





                                                                          Class B
Net Asset Value, Beginning of Period                                   Six months        March 15,
                                                                            ended          2000 to
 Income from Investment Operations :                                   August 31,    February 28,
  Net investment income (3)                                          2001 (1),(2)         2001 (1)
  Net gains (losses) on securities                                         $17.14           $19.06
 (both realized and unrealized) (3)
   Total from investment operations
 Less Distributions :                                                           -              .09
  Dividends (from net investment income)                                     (.62)             .31
  Distributions (from capital gains)
   Total distributions                                                       (.62)             .40
Net Asset Value, End of Period
Total Return (4)                                                                -             (.06)
Ratios/Supplemental Data:                                                    (.57)           (2.26)
 Net assets, end of period (in millions)                                     (.57)           (2.32)
 Ratio of expenses to average net assets                                   $15.95           $17.14
 Ratio of net income to average net assets                                 (3.79)%            1.93%

Supplemental Data - All Classes                                               $96              $41
                                                                        1.49% (5)        1.47% (5)
                                                                                -         .50% (5)

                                                                          Class C      Class F

                                                                      March 15 to    March 15 to
                                                                       August 31,    August 31,
                                                                     2001 (1),(2)   2001 (1),(2)
Net Asset Value, Beginning of Period                                       $16.50           $16.60

 Income from Investment Operations :
  Net investment income (3)                                                  (.04)             .04
  Net gains (losses) on securities                                            .03              .02
 (both realized and unrealized) (3)
   Total from investment operations                                          (.01)             .06
 Less Distributions :
  Dividends (from net investment income)                                        -                -
  Distributions (from capital gains)                                         (.57)            (.57)
   Total distributions                                                       (.57)            (.57)
Net Asset Value, End of Period                                             $15.92           $16.09
Total Return (4)                                                            (.24)%             .19%
Ratios/Supplemental Data:
 Net assets, end of period (in millions)                                      $34              $40
 Ratio of expenses to average net assets                                      .87%             .41%
 Ratio of net income to average net assets                                      -              .23%

Supplemental Data - All Classes                                        Six months
                                                                            ended
                                                                       August 31,       Year ended     February 28 or 29
                                                                     2001 (1),(2)              2001                  2000
                                                                            13.39%           39.41%                34.36%

Supplemental Data - All Classes                                        Six months
                                                                            ended
                                                                February 28 or 29
                                                                     1999               1998                1997
                                                                            36.46%           31.42%                24.14%


1) Based on operations for the period shown and, accordingly, not representative of a full year (unless otherwise noted).
2) Unaudited.
3) Based on average shares outstanding.
4) Total returns exclude all sales charges, including contingent deferred sales charges.
5) Annualized.

SHARE RESULTS: CLASS B, CLASS C AND CLASS F
(Unaudited)
Average annual compound returns for periods ended September 30, 2001 (the most recent calendar quarter):

CLASS B SHARES                                                         One Year       Life of Class*

Reflecting applicable contingent deferred sales charge                 -20.00%        -10.08%
(CDSC), maximum of 5%, payable only if shares are sold

Not reflecting CDSC                                                    -16.22%        -8.04%



CLASS C AND CLASS F SHARES

Results for these shares are not shown because of the brief time between their introduction on March 15, 2001, and the end of period.
*From March 15, 2000, when B shares first became available.

BOARD OF DIRECTORS

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California
Edison Company

MARY ANNE DOLAN
Los Angeles, California
Founder and President, M.A.D., Inc.
(communications company);
former Editor-In-Chief,
The Los Angeles Herald Examiner

MARTIN FENTON
San Diego, California
Managing Director, Senior Resource Group LLC
(development and management of senior living communities)

CLAUDIA P. HUNTINGTON
Los Angeles, California
President of the fund
Senior Vice President,
Capital Research and Management Company

MARY MYERS KAUPPILA
Boston, Massachusetts
Private investor; Chairman of the Board, Ladera Management Company;
former owner and President,
Energy Investment, Inc.

BAILEY MORRIS-ECK
Washington, D.C.
Senior Associate, Reuters Foundation;
Senior Fellow, Institute for International
Economics; Consultant, The Independent of London;
former Vice President, Brookings Institution

KIRK P. PENDLETON
Huntingdon Valley, Pennsylvania
Chairman of the Board and
Chief Executive Officer, Cairnwood, Inc.
(venture capital investment)

OLIN C. ROBISON, PH.D.
Middlebury, Vermont
President of the Salzburg Seminar;
President Emeritus, Middlebury College

STEVEN B. SAMPLE, PH.D.
Los Angeles, California
President, University of Southern California;
Chairman of the Board, Association of Pacific
Rim Universities; former Chairman of the Board, Association of American Universities

R. MICHAEL SHANAHAN
Los Angeles, California
Chairman of the Board of the fund
Chairman of the Board and
Principal Executive Officer,
Capital Research and Management Company

CHAIRMAN EMERITUS

JAMES D. FULLERTON
Pasadena, California
Retired; former Chairman of the Board,
The Capital Group Companies, Inc.

OTHER OFFICERS

TIMOTHY D. ARMOUR
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and Management Company

JOANNA F. JONSSON
San Francisco, California
Vice President of the fund
Executive Vice President and Director,
Capital Research Company

C. ROSS SAPPENFIELD
New York, New York
Vice President of the fund
Vice President and Director,
Capital Research Company

STUART R. STRACHAN
Los Angeles, California
Vice President of the fund
Vice President and Senior Counsel -
Fund Business Management Group,
Capital Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management
Group, Capital Research and Management
Company

SHERYL F. JOHNSON
Norfolk, Virginia
Treasurer of the fund
Vice President - Fund Business Management
Group, Capital Research and Management
Company

ROBERT P. SIMMER
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business Management
Group, Capital Research and Management
Company

[AMERICAN FUNDS(sm)]

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER
Capital Research
and Management Company
333 South Hope Street
Los Angeles, CA 90071-1443

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 25065
Santa Ana, CA 92799-5065
P.O. Box 659522
San Antonio, TX 78265-9522
P.O. Box 6007
Indianapolis, IN 46206-6007
P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

There are several ways to invest in AMCAP Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B Shares were 0.79% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares are subject to annual expenses about 0.82% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, have higher expenses (about 0.06% a year) than do Class A shares, and an annual asset-based fee charged by the sponsoring firm. Because expenses are first deducted from income, dividends for each share class will vary.

FOR INFORMATION ABOUT YOUR ACCOUNT, ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of AMCAP Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2001, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA   AGD/GP/5237
Lit. No. AMCAP-013-1001

THE CAPITAL GROUP COMPANIES
Capital International
Capital Guardian
Capital Research and Management
Capital Bank and Trust
American Funds